Securities and Exchange Commission
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 7, 2001

                 DUCT UTILITY CONSTRUCTION & TECHNOLOGIES, INC..
                 ----------------------------------------------
                (Name of Registrant as specified in its charter)

                            PROCARE INDUSTRIES, LTD.
                            ------------------------
                           (Former Name of Registrant)


      COLORADO                         000-13066              84-0932231
     ---------                        ----------             ------------
(State or other jurisdiction of    (Commission File          (IRS Employer
 incorporation or organization)          No.)              Identification No.)



       320 Whetstone Alley, Suite B Cincinnati, OH 45202        (513)929-9028
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          (Address and telephone number of principal executive offices)


                 1960 White Birch Drive Vista, California 92083
--------------------------------------------------------------------------------
      (Former Address and telephone number of principal executive offices)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

On August 7, 2001 DUCT Utility Construction & Technologies, Inc (The "Registrant") acquired all of the issued and outstanding common stock of BJ Boring, Inc., a Texas corporation engaged in laying underground fiber optic cable in exchange for the issuance of 195,000 shares of the Registrant's common stock. The Registrant also agreed to pay Joseph Williams and Cathy Barr approximately $158,000 nine months following the Closing date.

The audited financial statements for BJ Boring are not available at this time. The Registrant will file the required financial statements by amendment.

Item 5. Other Events.

         The Company and its wholly owned subsidiary, Fastpoint Acquisition Corp. has elected to exercise its right of rescission with D & R Construction, Inc, D &R Construction was not able to provide the Registrant with certified financial statements as prescribed by the Securities and Exchange Commission.


Item 7. Financial Statements and Exhibits

        (a) None

        (b) None

        (c) Exhibits

            EX-10.1      Stock Exchange Agreement

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




DUCT UTILITY CONSTRUCTION & TECHNOLOGIES, INC..



/s/Randall Drew
-----------------------------------------
BY: Randall Drew, chief executive officer



Dated: This 10th day of August 2001






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